Exhibit 10.12

EXECUTION COPY

PATENT SECURITY AGREEMENT (SECOND LIEN)

PATENT SECURITY AGREEMENT (SECOND LIEN), dated as of February 22, 2008 (as amended, restated or otherwise modified from time to time, the “Patent Security Agreement”), by and among ALDABRA SUB LLC, a Delaware limited liability company (to be merged with and into BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company, the “Borrower”), ALDABRA HOLDING SUB LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (together with the Borrower and Holdings, collectively, the “Grantors”), and LEHMAN COMMERCIAL PAPER INC., in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

Reference is made to the Pledge and Security Agreement (Second Lien) dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), between each of the Grantors and the Collateral Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)) by and among each of the Grantors, the Lenders and Lehman Commercial Paper Inc., as Administrative Agent.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Accordingly, the parties hereto agree as follows:

SECTION 1.                                Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 2.                                Grant of Security Interest in Patent Collateral.  As security for the payment or performance in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a lien and security interest in and to all of such Grantor’s right, title and interest in, to and under the following assets and properties, whether now owned  or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title, or interest, but not including any Excluded Assets (collectively, the “Patent Collateral”):

 (a)  all of its United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation,

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royalties, income, payments, claims, damages, and proceeds of suit (“Patents”),  including, but not limited to each patent and patent application referred to on Schedule I attached hereto (as such schedule may be amended or supplemented from time to time).

SECTION 3.                                Supplement to the Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Patent Security Agreement are granted in furtherance of, and not in limitation or expansion of, the security interests granted to the Collateral Agent for the Secured Parties pursuant to the Security Agreement and the rights and obligations of the parties thereto.  Each party hereto hereby acknowledges and affirms that the rights and remedies of each other party hereto with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 4.                                Intercreditor. The terms and conditions of this Patent Security Agreement and the Liens and security interests granted to the Collateral Agent pursuant to this Patent Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Patent Security Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

SECTION 5.                                Termination.  This Agreement is made to secure the satisfactory payment and performance of the Obligations.  This Patent Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement suitable for filing with any office or agency in which the Collateral Agent has filed this, or a similar, Agreement.  Additionally, upon such satisfactory payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

SECTION 6.                                Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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SECTION 7.                                Miscellaneous.  The provisions of Section 13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis.

[Signatures on following page]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

ALDABRA SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT, L.L.C.
BOISE CASCADE TRANSPORTATION HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER COMPANY
MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY
BEMIS CORPORATION
BC CHINA CORPORATION
B C T, INC.,
as Grantors

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

Accepted and Agreed:

LEHMAN COMMERCIAL PAPER INC.,

as Collateral Agent

By:	/s/ Laurie B. Perper
Name: Laurie B. Perper
Title: Managing Director

SCHEDULE I
to
PATENT SECURITY AGREEMENT

U.S. Patent REGISTRATIONS

Title of Patent	Country	Application Number	Filing Date	Patent Number	Issue Date	Grantor Entity
SOOT BLOWER BEAM	US	08/019,747	02/18/1993	5,353,996	10/11/1994	Boise White Paper, L.L.C.

DRYER FOR PAPER MACHINE	US	08/701,249	08/21/1996	5,729,913	03/24/1998	Boise White Paper, L.L.C.

METHOD AND APPARATUS FOR DETERMINING OUT-OF-PLANE DEFECTS IN A PAPER SAMPLE	US	10/324,206	12/19/2002	6,947,150	09/20/2005	Boise White Paper, L.L.C.

CONTAINER AND A BLANK FOR FORMING THE CONTAINER	US	29/189,507	09/05/2003	D548,590	08/14/2007	Boise White Paper, L.L.C.

CONTAINER	US	29/259,566	05/10/2006	D558,573	01/01/2008	Boise White Paper, L.L.C.

U.S. Patent Applications

Title of Patent	Country	Application Number	Filing Date	Grantor Entity
CONTAINER	US	29/258,468	04/21/2006	Boise White Paper, L.L.C.

ERASABLE PAPER PRODUCT	US	10/590,826	08/23/2006	Boise White Paper, L.L.C.

LOW-OPACITY RELEASE PAPER, RELEASE-PAPER BACKING AND METHODS	US	10/593,671	08/25/2005	Boise White Paper, L.L.C.

CONTAINER FOR SHIPPING AND STORING PAPER	US	10/655,643	09/05/2003	Boise White Paper, L.L.C.